                           SCHEDULE 14A INFORMATION
                           ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------------------
                               (Amendment No.  )
                               -----------------

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           TRANSCEND SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                           TRANSCEND SERVICES, INC.
                     945 East Paces Ferry Rd., Suite 1475
                            Atlanta, Georgia 30326

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 8, 2001

To the Stockholders:

     The annual meeting of stockholders (the "Annual Meeting") of Transcend Services, Inc. will be held on May 8, 2001 at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 10:00 a.m. local time for the following purposes:

          1. To elect a Board of Directors consisting of four members to hold office until the next annual meeting of stockholders or until their successors are elected and qualified.

          2.   To approve the Transcend Services, Inc. 2001 Stock Option Plan.

          3. To ratify the appointment of Arthur Andersen LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for the year ending December 31, 2001.

          4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

     Only stockholders of record at the close of business on March 30, 2001 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly in the enclosed postage-paid envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                              By order of the Board of Directors,

                              /s/ Larry G. Gerdes

                              LARRY G. GERDES
                              Secretary

Atlanta, Georgia
April 13, 2001

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                           TRANSCEND SERVICES, INC.
                     945 East Paces Ferry Rd., Suite 1475
                            Atlanta, Georgia 30326

                                PROXY STATEMENT

           For Annual Meeting Of Stockholders To Be Held May 8, 2001

GENERAL

     This Proxy Statement and the accompanying form of Proxy are being furnished to the stockholders of Transcend Services, Inc. (the "Company" or "Transcend") on or about April 13, 2001 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 8, 2001 at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 10:00 a.m. local time and any adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing a proxy bearing a later date; or (iii) appearing at the meeting and voting in person. The address of the principal executive offices of the Company is 945 East Paces Ferry Rd., Suite 1475, Atlanta, Georgia 30326 and the Company's telephone number is (404) 836-8000.

     Unless otherwise specified, all shares represented by effective proxies will be voted in favor of (i) election of the four nominees as Directors; (ii) the approval of the Transcend Services, Inc. 2001 Stock Option Plan; (iii) the ratification of the selection of Arthur Andersen LLP to serve as the independent public accountants for the Company and its subsidiaries for fiscal 2001; and
(iv) the transaction of such other business as may properly come before the
Annual Meeting or any postponement or adjournment thereof.   The Board of
Directors does not know of any other business to be brought before the meeting, but as to any such other business, proxies will be voted upon any such matters in accordance with the best judgment of the person or persons acting thereunder as to what is in the best interests of the Company.

     The cost of soliciting proxies will be borne by the Company. In addition to use of the mail, proxies may be solicited in person or by telephone or telegram by Directors and Officers of the Company who will not receive additional compensation for such services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so.

     Holders of record of outstanding shares of the Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of the Company, at the close of business on March 30, 2001 are entitled to notice of and to vote at the meeting. As of March 30, 2001, there were approximately 536 holders of record of Transcend Common Stock. Each holder of Common Stock is entitled to one vote for each share held on the record date. Each holder of Series A Preferred Stock is entitled to 1.5 votes per share on each preferred share held. Each holder of Series B Preferred Stock is entitled to 6.9 votes per share on each preferred share held. On March 30, 2001 there were 4,383,143 shares of Common Stock outstanding and entitled to vote, 212,800 shares of Series A Convertible Preferred Stock outstanding and entitled to vote and 60,000 shares of Series B Convertible Preferred Stock outstanding and entitled to vote.

     When a quorum is present at the meeting, the affirmative vote of the holders of a majority of the shares having voting power present in person or by proxy shall decide the action proposed in each matter listed in the accompanying Notice of Annual Meeting of Stockholders, except for the election of Directors. The Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Abstentions and broker "non-votes" will be counted as present in determining whether the quorum requirement is satisfied. A "non- vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instruction from the beneficial owner, and does not have discretionary power. An abstention from voting by a stockholder on a proposal has the same effect as a vote against such proposal. Broker "non-votes" are not counted for purposes of determining whether a proposal has been approved, which also has the same effect as a vote against such proposal.

                                AGENDA ITEM ONE

                             ELECTION OF DIRECTORS

     The Bylaws of Transcend currently provide that the Board of Directors shall consist of not less than one Director, subject to increase or decrease in such number within legal limits by action of the Board of Directors or stockholders. There are presently six Directors. Three of the current six Directors, Messrs.
B. Frederick Becker, George B. Caldwell and Donald L. Lucas, are not standing for reelection. Messrs. Gerdes, Huff and Thoele presently serve as Directors of Transcend and Mr. Clayton is a nominee, who has not previously served as a Director of Transcend. Directors shall be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. If elected, the Company's Board of Directors will have four members.

     Each of the four nominees has consented to being named in this Proxy Statement and to serve as a Director of the Company if elected. In the event that any nominee withdraws, or for any reason is unable to serve as a Director, the proxies will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will proxies be voted for more than four nominees. Management of the Company has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected.

     The following is a brief description of the background and business experience of each of the nominees for election to the Board of Directors:

Larry G. Gerdes........  Mr. Gerdes (age 52) is the designated Chairman of the
                         Board upon the retirement of Mr. Lucas as Chairman after the Annual Meeting of Stockholders. Mr. Gerdes has served as a Director of the Company since June 1985 and as its President and Chief Executive Officer since May 1993. Since September 16, 2000, Mr. Gerdes has also been serving as the Company's Chief Financial Officer and Secretary as the Company continues to pursue a full-time candidate for these positions. From 1991 to 1993, Mr. Gerdes was a private investor and from May 1992 until January 1995, Mr. Gerdes was the Chairman of the Board of Directors of the Bottomley and Associates which merged with Transcend in 1995. For the five years prior to 1991, Mr. Gerdes held various executive positions with HBO & Company, including Chief Financial Officer and Executive Vice President. Mr. Gerdes also serves as a Director of EBIX.Com, Inc.

Joseph P. Clayton......  Mr. Clayton (age 51) has served as President and Chief
                         Executive Officer of North American Operations of Global Crossing Ltd. ("Global"), a global provider of integrated Internet, data, voice and conferencing services, since September 1999. Mr. Clayton has not previously served as a Director of Transcend. From 1997 to 1999, Mr. Clayton was the President and Chief Executive Officer of Frontier Corporation ("Frontier"), which merged with Global in 1999. Prior to joining Frontier, Mr. Clayton served as Executive Vice President of Marketing and Sales for the Americas and Asia for Thomson Multi Media, a consumer electronics company, for 4 years. Mr. Clayton serves as a Director of Global Crossing Ltd., Asia Global Crossing, The Good Guys and The E.W. Scripps Company.

Walter S. Huff, Jr.....  Mr. Huff (age 66) has served as a Director of the
                         Company since October 1993. Mr. Huff was the founder of HBO & Company and served as its Chairman from 1974 until 1990 and Chief Executive Officer from 1974 to 1984 and from 1986 until 1989. Since 1990, Mr. Huff has been a private investor.

Charles E. Thoele......  Mr. Thoele (age 65) has served as a Director of the
                         Company since October 1993. Mr. Thoele has been a consultant to Sisters of Mercy Health Systems since February 1991. From 1986 to February 1991, he served as a Director and the Chief Operating Officer of Sisters of Mercy Health Systems. Mr. Thoele is Past Chairman of the Catholic Hospital Association.

No Director or Executive Officer of Transcend is related to any other Director or Executive Officer of Transcend.

The Board Of Directors recommends a vote "FOR" each of the above nominees.

                                AGENDA ITEM TWO

        APPROVAL OF THE TRANSCEND SERVICES, INC. 2001 STOCK OPTION PLAN

     The Board of Directors has approved and adopted, subject to approval by the stockholders of the Company, the Transcend Services, Inc. 2001 Stock Option Plan (the "Plan"), which is presented in its entirety in Appendix A to this Proxy Statement. The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan in Appendix A.

     Purpose. The primary purpose of the Plan is to promote the interests of the Company and its stockholders in attracting, retaining and stimulating the performance of Directors, officers, employees, consultants and advisors. The Company may grant either incentive stock options or nonqualified stock options under the Plan. Incentive stock options are intended to be treated as such within the meaning of Section 422 of the Code. Nonqualified stock options are, in general, options that do not have the special income tax advantages associated with incentive stock options.

     Effective Date. The effective date of the Plan will be the date the Plan is approved by the Company's stockholders.

     Authorized Shares. Four hundred thousand (400,000) shares of the Company's Common Stock are reserved for issuance under the Plan.

     Administration. The Plan is administered by the Stock Option and Compensation Committee (the "Committee") appointed by the Board of Directors. Each member of the committee is a "Non-Employee Director" as such term is defined in Section 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee determines which eligible participants will be granted options, the number of shares of Common Stock subject to an option granted to any participant, whether the option is an incentive stock option or nonqualified stock option and the other terms and conditions governing the option (including the vesting schedule applicable to the option).

     Eligibility. All Directors, employees, officers, consultants and advisors of the Company and its subsidiaries are eligible to receive options under the Plan. Non-employees, including Directors, consultants and advisors, are not eligible to receive incentive stock options. As of December 31, 2001, approximately 300 persons were eligible to participate in the Plan.

     Exercise Price. The exercise price of all options shall be determined by the Committee at the time of grant, but shall not be less than the fair market value of the Common Stock on the date of grant. In the case of non-qualified stock options, the limitations with respect to exercise price shall not apply. Any incentive stock option granted to individual who owns more than 10% of the total combines voting power of all classes of the Company's stock must have an exercise price of not less than 110% of the fair market value of the Common Stock on the date of grant.

     Term of Options. The term of each option will be as determined by the Committee but will in no event be greater than ten years from the date of grant. An option will terminate upon an optionee's termination of employment for serious misconduct (a "Terminating Event"). In general, upon an optionee's death, an option will terminate one year from the date of death or upon the expiration of the option, whichever is earlier. Upon the termination of an optionee's employment because of permanent disability or, in the case of a nonqualified stock option, retirement, an option will terminate one year after the date of termination or retirement, as applicable, or upon the expiration of the option, whichever is earlier. Upon an optionee's termination of employment other than by death, permanent disability, or, in the case of a nonqualified stock option, retirement, and other than in connection with a Terminating Event, an option will terminate thirty days after the date of termination or upon the expiration of the option, whichever is earlier. In addition, upon an optionee's termination of employment by retirement, an incentive stock option will terminate thirty days after the date of termination or upon the expiration of the option, whichever is earlier.

     Payment. Payment for stock purchased on the exercise of a stock option must be made in full at the time the option is exercised in cash or in shares of Common Stock having a fair market value at the time of exercise equal to the aggregate exercise price or, if the individual option agreement specifies, through the use of a broker-assisted cashless exercise procedure.

     Limited Transferability. No stock options granted under the Plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee. With respect to nonqualified stock options only, the Committee may, in its sole discretion provide for limited transferability by optionees to family members or trusts for estate planning purposes.

     Adjustment of Shares. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors shall either make appropriate provision for the protection of any outstanding options, including without limitation the substitution of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of the Company's common stock, or upon written notice to the optionee, provide that the option must be exercised within 30 days or it will be terminated.

     In the event that dividends are payable in the Company's Common Stock or in the event there are splits, subdivisions or combinations of shares of the Company's Common Stock, the number of shares available under the Plan will be increased or decreased proportionately, as the case may be, as determined to be proper by the Committee.

     Limitation on Number of Shares That May be Purchased. For incentive stock options granted under the Plan, the aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. This limitation does not apply to non-qualified option grants.

     Amendment and Termination of the Plan. The Board of Directors may at any time and from time to time terminate, modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not (i) increase the total number of shares for which options may be granted under the Plan (other than increases due to changes in capitalization), (ii) change the manner of determining the exercise price of options; or (iii) change the class of persons eligible to receive incentive stock options.

     The termination or any modification or amendment of the Plan shall not, without the written consent of an optionee, affect his or her rights under an option or right previously granted to him or her. With the written consent of the optionee affected, the Board of Directors or the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. Without employee consent the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that options granted thereunder shall comply with the appropriate provisions of the Code, and regulations thereunder which are in effect from time to time respecting incentive stock options.

     Federal Income Tax Consequences. The income tax consequences vary by the type of option award and the timing of the option exercise and subsequent sale of the related Common Stock.

     Incentive Stock Options. All stock options granted or to be granted under the Plan which are designated as incentive stock options are intended to be incentive stock options as defined in Section 422 of the Code.

     Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the Company will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the stock acquired upon exercise of his incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (the later of (i) two years from the date the option was granted, or (ii) one year from the date of the transfer of the shares to the optionee upon exercise of the option), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of:

     (a)  gain on the sale or other disposition; or

     (b) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

     The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Company.

     The Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to the Company other shares of the Company's common stock owned by the optionee. Section 422 of the Code provides that an option will continue to be treated as an incentive stock option even if an optionee exercises such incentive stock option with previously acquired stock of the corporation granting the option. Accordingly, except as noted below with respect to certain "statutory option stock," an optionee who exercises an incentive stock option in whole or in part by transferring to the Company shares of the Company's common stock will recognize no gain or loss upon such exercise.

     Section 424(c)(3) of the Code provides that if "statutory option stock" is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under Section 422(a)(1) of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under
Section 422 of the Code.

     Incentive stock options offer two principal tax benefits: (1) the possibility of converting ordinary income into capital gain to the extent of the excess of fair market value over option price at the time of exercise, and (2) the deferral of recognition of gain until disposition of the stock acquired upon the exercise of the option.

     The Taxpayer Relief Act of 1997 (the "1997 Tax Act") and the Restructuring and Reform Bill of 1998 (the "1998 Tax Act") made significant changes to individual capital gains tax rates. The 1997 Tax Act generally reduced the maximum tax rate for gains realized by individual taxpayers from the sale of capital assets held for more than eighteen months from 28% to 20% (18% if the property has been held for more than five years and is acquired and sold after the year 2000). For capital assets held for more than one year but not more than eighteen months, the maximum tax rate remains at 28%, as it was under prior law. In addition, taxpayers otherwise subject to the 15% rate bracket will be entitled to a 10% maximum tax rate on long-term capital gains (18% if the property has been held for more than five years and is sold after the year
2000). These rates and holding periods will apply to the extent of any dispositions during any tax year ending before January 1, 1998. The 1998 Tax Act eliminated the eighteen month holding period for most capital assets, including shares of stock with the effect that most capital assets that are held for more than twelve months but not more than eighteen months will be subject to the 20% capital gains rate, rather than the 28% rate. In addition, the 1998 Tax Act clarified that gains on capital assets held for more than twelve months, rather than eighteen months will be considered long-term capital gains. The new maximum tax rates for long-term capital gains will apply for purposes of both the regular income tax and the alternative minimum tax. However, the excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer's alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

     In general, an option granted under the Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option.

     Non-Qualified Stock Options. All options granted or to be granted under the Plan which do not qualify as incentive stock options are non-statutory options not entitled to special tax treatment under Section 422 of the Code.

     A participant in the Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. In such a case, the recipient will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option as of such date over the price, if any, paid for such option. No income would then be recognized on the exercise of the option, and when the shares obtained through the exercise of the option are disposed of in a taxable transaction, the resulting gain or loss would be capital gain or loss (assuming the shares are a capital asset in the hands of the optionee). However, under the applicable Treasury Regulations, the non-qualified stock options issued under the Plan will not have a readily ascertainable fair market value unless at the time such options are granted similar options of the Company are actively traded on an established market. The Company presently has no such actively traded options.

     Upon the exercise of a non-statutory option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a non-statutory stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-statutory stock option.

     The Plan permits the Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-statutory option by transferring to the Company any other shares of the Company's common stock owned by the optionee. If an optionee exchanges previously acquired common stock pursuant to the exercise of a non-qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price.

     Basis and Holding Period of Shares. In most cases, the basis in shares acquired upon the exercise of a non-qualified option will be equal to the fair market value of the shares on the employee's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date. In the case of an incentive stock option, the basis of the shares acquired on the exercise of the option will be equal to the option's exercise price, and the holding period of the shares will begin on the date the incentive stock option is exercised. However, if shares of previously acquired stock are surrendered to pay the exercise price of an incentive stock option or a non-qualified stock option, the basis and holding period of the shares received in exchange therefor are determined differently. The basis of the shares surrendered to pay the exercise price becomes the basis of an equal number of new shares received upon the exercise of the option, and the holding period of the new shares will include the holding period of the shares surrendered to pay the exercise price (except for the purpose of meeting the holding period required by Section 422 of the Code). The remaining shares received upon the exercise of an incentive option will have a basis equal to any cash paid on the exercise and any gain recognized on the disposition of statutory option stock under Section 424(c)(3) of the Code. The remaining shares received upon the exercise of a non-qualified option will have a basis equal to the fair market value of such shares less any cash paid on the exercise (the amount included in the optionee's taxable income). The holding period for such remaining shares will begin on the date of receipt by the optionee.

     General. The Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this proxy statement, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Plan and does not purport to be a complete description of all federal income tax aspects of the Plan. Option holders may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local consequences of participating in the Plan.

The Board of Directors recommends a vote "FOR" the approval of the Transcend Services, Inc. 2001 Stock Option Plan.

                               AGENDA ITEM THREE

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as the independent public accountants for the fiscal year ended December 31, 2000, and upon the recommendation of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. Representatives of Arthur Andersen LLP are expected to be present at the meeting and shall have the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Arthur Andersen LLP.


                            ADDITIONAL INFORMATION

        MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Company's Board of Directors has two standing committees: the Audit and Finance Committee, and the Stock Option and Compensation Committee. The Board of Directors does not have a standing Nominating Committee, such function being reserved to the full Board of Directors. The Audit and Finance Committee (the "Audit Committee") of the Board of Directors, comprised of Messrs. Lucas, Caldwell and Huff, reviews Transcend's audit procedures and reports from Transcend's independent public accountants. The Report of the Audit Committee appears below. The Stock Option and Compensation Committee (the "Compensation Committee"), comprised of Messrs. Becker, Huff and Thoele, acts as administrator of Transcend's stock option plan and makes recommendations concerning the establishment of additional employee benefit plans and compensation for Transcend's executive officers. The Audit Committee held one (1) meeting in the twelve months ended December 31, 2000. The Compensation Committee held no meetings, but acted six (6) times by unanimous consent in the twelve months ended December 31, 2000.

     The Board of Directors held seven (7) meetings and acted by unanimous consent on twelve (12) occasions during the twelve months ended December 31, 2000. During fiscal 2000, each Director attended more than 75% of the total number of meetings of the Board of Directors and committees on which he served.

                           COMPENSATION OF DIRECTORS

     In 1999 the Company paid cash fees in the amount of $5,000 to each Director
who was not an executive officer of Transcend.   Effective January 1, 2000, the
Board unanimously voted to discontinue such cash compensation until such time as the Company achieved and sustained positive cash flow from operating activities. In prior years, each person who first became a non-employee Director was granted, as of the date such person became a Director of Transcend, options to purchase 2,000 shares of Transcend's Common Stock at the current market price. In addition, each non-employee Director was granted options to purchase 1,200 shares of Transcend's Common Stock, except the Chairman, who was granted options to purchase 1,800 shares, upon election or re-election at the annual stockholders' meeting, provided that he had served on the board a minimum of six months. The options had an exercise price equal to the fair market value on the date of grant and a term of 10 years. No options were granted to the Directors
during 2000.   In December 1999, each Director voluntarily forfeited all of his options to purchase shares of the Company's Common Stock to better enable the Company to grant options to purchase shares of the Company's Common Stock to management and employees responsible for executing the Company's restructuring plan announced at that time. In the event that the stockholders of the Company approve the proposed Transcend Services, Inc. 2001 Stock Option Plan, the Board intends to consider re-instituting a policy of granting options to purchase shares of the Company's Common Stock to non-employee Directors similar to the one described herein.

                   REPORT OF THE AUDIT AND FINANCE COMMITTEE


March 30, 2001

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

We have discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Independence Standards Board, and have discussed with Arthur Andersen LLP the accountants' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

Audit Fees

The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year was $51,000.

Financial Information Systems Design and Implementation Fees

There were no fees billed by Arthur Andersen LLP for professional services rendered for financial information systems design and implementation for fiscal year 2000.

All Other Fees

There were no fees no fees were billed by Arthur Andersen LLP for professional services rendered other than as stated under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above.

Arthur Andersen LLP has audited the accounts of Transcend Services, Inc. since the Company's inception and will continue in that capacity during 2001. A representative of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement and will be available to respond to appropriate questions.

Donald L. Lucas, George B. Caldwell and Walter S. Huff, Jr. comprise the Audit Committee. Each of Messrs. Lucas, Caldwell and Huff is "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealer's listing standards.

A copy of the written charter of the Audit Committee as adopted by the Board of Directors of Transcend Services, Inc. on June 13, 2000 is attached to this Proxy Statement as Appendix B.

The foregoing report has been furnished by the Audit Committee of Board of Directors of Transcend Services, Inc.

Donald L Lucas, Chairman
George B. Caldwell
Walter S. Huff, Jr.

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 28, 2001, certain information with respect to all stockholders known to Transcend to beneficially own more than five percent of the Company's Common Stock or Preferred Stock, and information with respect to Transcend Common Stock or Preferred Stock beneficially owned by each Director of Transcend, each nominee for election as Director, the Executive Officers included in the Summary Compensation Table set forth under the caption "Executive Compensation", and all Directors and executive officers of Transcend as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the Common Stock or Preferred Stock owned by them.

                                             Common Stock           Series A Preferred Stock     Series B Preferred Stock
                                             ------------           ------------------------     ------------------------
                                      Amount and Nature  Percent   Amount and Nature  Percent   Amount and Nature  Percent
        Name and Address of             of Beneficial      Of        of Beneficial      Of        of Beneficial      Of
Directors and Executive Officers        Ownership/(1)/    Class      Ownership/(9)/    Class      Ownership/(14)/   Class
--------------------------------        --------------    -----      --------------    -----      ---------------   -----
Richard L. Gunderson                                                    20,000           9.40%
101 East 5th Street, Suite 201
St. Paul, Minnesota 55101

Laumar Investors Limited Partnership                                    40,000          18.80%
3353 Peachtree Road, Suite 1030
Atlanta, Georgia 30326

St. Paul Companies                                                      60,000          28.20%
385 Washington St.
St, Paul, MN 55102

Monmouth College                                                        20,000           9.40%
700 East Broadway
Monmouth, Illinois 61462

Transylvania University                                                 20,000           9.40%
300 N. Broadway
Lexington, Kentucky 40508

Richard M. Lucas Foundation                                                                           3,120           5.20%
3000 Sand Hill Rd., Bldg. 3,
Suite 210
Menlo Park, CA 94025

Donald L. Lucas                           173,892/(2)/      3.93%        2,000/(10)/        *         4,680/(15)/     7.80%

Larry G. Gerdes                           706,432/(3)/     15.51%       12,000           5.64%       22,200          37.00%
945 East Paces Ferry Rd, Suite 1475
Atlanta, Georgia 30326

B. Frederick Becker                         1,891/(4)/         *              /(11)/
George B. Caldwell                         22,317/(5)/         *         2,000/(12)/        *
Joseph P. Clayton

Walter S. Huff, Jr.                       946,730/(6)/     20.36%       40,000/(13)/    18.80%       30,000          50.00%
3353 Peachtree Road, N.E.
Suite 1030
Atlanta, Georgia 30326

Charles E. Thoele                          14,483/(7)/         *

All Directors and Executive             1,865,745/(8)/     38.29%                       26.32%                       94.80%
 Officers as a group

*      Represents less than 1%

/(1)/ "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes shares of Common Stock underlying options and warrants to purchase Common Stock which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 4,383,143 shares of Common Stock outstanding as of February 28, 2001, except for certain parties who hold presently exercisable convertible preferred stock or warrants to purchase Common Stock. The percentages for those parties who hold presently exercisable convertible preferred stock or warrants are based upon the sum of 4,383,143 shares plus the number of shares subject to presently exercisable convertible preferred stock or warrants held by them, as indicated in the following notes. Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares listed opposite his name.
/(2)/ Includes 113,702 shares held by the Donald L. Lucas and Lygia S. Lucas Trust dated December 3, 1984, of which Mr. Donald L. Lucas is trustee; 7,000 shares held by the Donald L. Lucas Profit Sharing Trust; 4,297 shares held by the Donald L. Lucas Remuneration Account dated July 7, 1993; 14,815 shares held by the Donald L. Lucas, Successor Trustee, Donald L. Lucas Profit Sharing Trust which may be by acquired in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock; and 32,278 shares held by Donald L. Lucas, Successor Trustee, Donald L. Lucas Profit Sharing Trust which may be acquired in connection with the Company's January 2000 offering of Series B Convertible Preferred Stock. Excludes certain shares and shares underlying warrants with respect to which Mr. Lucas disclaims beneficial ownership which were purchased by the Richard M. Lucas Cancer Foundation, of which Mr. Lucas is the Chairman, in the Company's private placement dated September 5, 1996; 14,815 shares, also held by the Richard M. Lucas Cancer Foundation, which may be acquired in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock, and 21,519 shares, also held by the Richard M. Lucas Cancer Foundation, which may be acquired in connection with the Company's January 2000 offering of Series B Convertible Preferred Stock.
/(3)/ Includes 18,720 shares held by Mr. Gerdes' spouse; 18,831 shares held by Mr. Gerdes as custodian for his minor children; 10,000 shares held by the Gerdes Family Partnership LP of which Mr. Gerdes is the General Partner; 17,778 shares which may be acquired in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock; and 153,103 shares which may be acquired in connection with the Company's January 2000 offering of Series B Convertible Preferred Stock.
/(4)/ Includes 1,771 shares held by The Becker Family Foundation; 40 shares held by Mr. Becker's spouse; and 60 shares held by Mr. Becker's minor children. Excludes 88,889 shares which may be acquired by The St. Paul Companies, which acquired MMI Companies, Inc., of which Mr. Becker was Chairman and Chief Executive Officer and to which Mr. Becker disclaims beneficial ownership, in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock. Voting and investment power related to such shares rests with the investment committee of the Board of Directors of The St. Paul Companies of which Mr. Becker is not a member.
/(5)/ Includes 4,505 shares subject to presently exercisable warrants to purchase Common Stock; and 2,963 shares held by George B. Caldwell, TTEE of The George B. Caldwell Trust which may be acquired in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock. Excludes 88,889 shares which may be acquired by The St. Paul Companies, which acquired MMI Companies, Inc., of which Mr. Caldwell was a member of the Board of Directors and to which Mr. Caldwell disclaims beneficial ownership, in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock. Voting and investment power related to such shares rests with the investment committee of the Board of Directors of The St. Paul Companies, of which Mr. Caldwell is not a member.
/(6)/ Includes 32,530 shares held by Laumar Investors Limited Partnership, a limited partnership of which Mr. Huff is the General Partner; 45,045 shares subject to presently exercisable warrants to purchase Common Stock; 11,260 shares held by the Larry G. Gerdes Trust of which Mr. Huff is the trustee; 59,259 shares held by Laumar Investors Limited Partnership of which Mr. Huff is the General Partner which may be acquired in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock; and 206,896 shares held by Mr. Huff which may be acquired in connection with the Company's January 2000 offering of Series B Convertible Preferred Stock.
/(7)/ Includes 2,252 shares subject to presently exercisable warrants to purchase Common Stock; and 2,963 shares which may be acquired in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock.

/(8)/ Includes 51,802 shares subject to presently exercisable warrants; 97,778 shares which may be acquired in connection with the Company's November 1997 offering of Series A Convertible Preferred Stock; and 392,277 shares which may be acquired in connection with the January 2000 offering of Series B Convertible Preferred Stock.
/(9)/ The shares of Series A Preferred Stock are convertible into shares of Common Stock at any time at the option of the holder. The total shares of Common Stock convertible from Series A Preferred Stock are accounted for in the Common Stock Beneficial Ownership column of the above table. The percentages are based upon 212,800 shares of Series A Preferred Stock outstanding as of February 28, 2001.
/(10)/ Includes 2,000 shares held by Donald L. Lucas, SUCC TTE Donald L. Lucas Profit Sharing Trust. Excludes 2,000 shares, with respect to which Mr. Lucas disclaims beneficial ownership, which are held by the Richard M. Lucas Cancer Foundation, of which Mr. Lucas is the Chairman.
/(11)/ Excludes 12,000 shares held by The St. Paul Companies, which acquired MMI Companies, Inc., of which Mr. Becker was Chairman and Chief Executive Officer and to which Mr. Becker disclaims beneficial ownership.
/(12)/ Includes 400 shares held by George B. Caldwell, TTEE of The George B. Caldwell Trust. Excludes 12,000 shares held by The St. Paul Companies, which acquired MMI Companies, Inc., of which Mr. Caldwell was a member of the board of Directors and to which Mr. Caldwell disclaims beneficial ownership.
/(13)/ Includes 8,000 shares held by Laumar Investors Limited Partnership, of which Mr. Huff is the General Partner.
/(14)/ The shares of Series B Preferred Stock are convertible into shares of Common Stock at any time at the option of the holder. The total shares of Common Stock convertible from Series B Preferred Stock are accounted for in the Common Stock Beneficial Ownership column of the above table. The percentages are based upon 60,000 shares of Series B Preferred Stock outstanding as of February 28, 2001.
/(15)/ Includes 4,680 shares held by the Donald L. Lucas Profit Sharing Trust, of which Mr. Lucas is Successor Trustee. Excludes 3,120 shares held by the Richard M. Lucas Foundation, of which Mr. Lucas is the chairman, of which Mr. Lucas disclaims beneficial ownership.

                              EXECUTIVE OFFICERS

The executive officers of the Company are presented below:

      NAME              AGE   POSITION WITH THE COMPANY
      ----              ---   -------------------------
Larry G. Gerdes......   52    Director, President, Chief Executive Officer,
                               Chief Financial Officer, Secretary and Treasurer

     As a result of the Company's restructuring, the Company's Board of Directors appointed four additional executive officers on March 5, 2001. Certain information as of that date related to these executive officers, which has been furnished to the Company by the individuals named, is set forth below:

           Name               Age
     Robert D. Alexander      53    Vice President of Customer Service and
                                      Assistant Secretary
     Thomas C. Binion         46    Vice President of Transcription Production
     Carl P. Hawkins          48    Vice President - Chief Information Officer
     Jeffrey L. Shelton       40    Vice President of Sales

     Robert D. Alexander has served as Vice President of Customer Service for Transcend Services, Inc. ("Transcend") since October 1998. Prior to joining Transcend, Mr. Alexander served as an Account Executive for HBO & Company, a healthcare information systems company, from March 1996 until October 1998.

     Thomas C. Binion has served as Vice President of Transcription Production for Transcend since August 2000. Prior to joining Transcend, Mr. Binion served in various field management positions for Per-Se Technologies, Inc., a physician practice management services company, for five years.

     Carl P. Hawkins has served as Vice President - Chief Information Officer for Transcend since May 1998. Prior to joining Transcend, Mr. Hawkins served as President of HCS Consulting Services for over for 2 years, as Group President of the Transaction Processing Group for Medaphis Corporation, a physician and hospital business management services and software company, from March 1995 to December 1996 and as Vice President for Strategic Projects with the Europe and North American Card Products Group at Citibank from January 1990 to March 1995.

     Jeffrey L. Shelton has served as Vice President of Sales for Transcend since September 2000. Prior to joining Transcend, Mr. Shelton served as Vice President of Sales for Sparkfly, Inc., a business to consumer e-commerce company, from May 2000 until July 2000 and in various sales executive and management positions for McKesson HBOC, Inc., a healthcare information systems company, from August 1992 until May 2000.

     Executive officers are chosen by and serve at the discretion of the Board of Directors of the Company. Executive officers will devote their full time to the affairs of the Company. See "Election of Directors" for information with respect to Larry G. Gerdes.

                            EXECUTIVE COMPENSATION

     The table to follow provides certain summary information for the fiscal years ended December 31, 2000, 1999 and 1998 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the only other executive officer of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 2000 (the "Named Executive Officers.")

                          SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                                   ANNUAL COMPENSATION       SECURITIES UNDERLYING
                                                                   -------------------       ---------------------
NAME AND PRINCIPAL POSITION                                   YEAR   SALARY ($)  BONUS ($)     OPTIONS/SAR'S (#)
---------------------------                                   ----   ----------  ---------     -----------------
Larry G. Gerdes........................................       2000    $220,000   $     --               --
  President, Chief Executive Officer,                         1999    $220,000   $     --               --
  Chief Financial Officer, Secretary and Treasurer            1998    $220,000   $     --            4,400
Douglas A. Shamon (1)..................................       2000    $113,333   $152,500               --
  Executive Vice President, Chief Financial                   1999    $160,000   $ 25,000            6,000
  Officer, Secretary and Treasurer                            1998    $150,000   $     --            3,400

(1)  Mr. Shamon resigned from the Company effective September 15, 2000.

                  STOCK OPTION GRANTS AND RELATED INFORMATION

     There were no options granted to or exercised by during the twelve months ended December 31, 2000 to any of the Named Executive Officers in the Summary Compensation Table above. During fiscal year 2000, options to purchase 28,900 shares of the Company's Common Stock were cancelled when Mr. Shamon resigned from the Company on September 15, 2000. As of December 31, 2000, no Named Executive Officer held any outstanding options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directions for 2000 was comprised of Walter S. Huff, Jr., Charles E. Thoele, and B. Frederick Becker. None of the members of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries during fiscal 2000.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of Compensation Committee on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

  REPORT OF STOCK OPTION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     During fiscal year 2000, the Stock Option and Compensation Committee of the Board of Directors was comprised of three non-employee members of the Board:
Walter S. Huff, Jr., Charles E. Thoele and B. Frederick Becker. The Stock Option and Compensation Committee establishes the general compensation policy for all executive officers of the Company and administers the incentive plans, including the 1992 Stock Option Plan and the bonus program for executive officers. The Stock Option and Compensation Committee also is responsible for reviewing executive officer compensation levels and evaluating management performance. The discussion set forth below is a report submitted by the Stock Option and Compensation Committee regarding the Company's compensation policies and programs for executive officers for 2000.

Stock Option and Compensation Committee Philosophy

     The Company's executive compensation program is designed to reward outstanding performance and results. The Stock Option and Compensation Committee believes that the Company must pay competitively to attract, motivate and retain qualified executives. Moreover, in order to align their interests with the stockholders of the Company and maximize stockholder value, the Stock Option and Compensation Committee also believes that the Chief Executive Officer and the Company's other executive officers should be significantly incented by Transcend's as well as individual performance.

     In support of this philosophy, the executive compensation program is designed to reward performance that is directly relevant to the Company's short-term and long-term success. As such, the Company attempts to provide both short-term and long-term incentive compensation that varies based on corporate and individual performance.

     To accomplish these objectives, the Stock Option and Compensation Committee has structured the executive compensation program with three primary underlying components: base salary, performance incentives and long-term incentives (such as stock options). The following sections describe these elements of compensation and discuss how each component relates to the Company's overall compensation philosophy.

Base Salary Program

     The Company's base salary program is based on a philosophy of providing base pay levels that are competitive with similarly situated companies in the healthcare industry. The Company periodically reviews its executive pay levels to assure consistencies with the external market. Annual salary adjustments are based on several factors including the general level of market salary increases, individual performance and long-term value to the Company, competitive base salary levels and the Company's overall financial and operating results. During 2000, Mr. Gerdes did not receive an increase in base pay.

Performance Bonuses

     Performance bonuses are intended to (i) reward executive officers based on Company and individual performance, (ii) motivate executive officers, and (iii) provide pay-for-performance cash compensation opportunities to executive officers of the Company. Accordingly, a portion of the executives' compensation is contingent upon corporate performance and adjusted where appropriate, based on an executives' performance against personal performance objectives. Douglas
A. Shamon was awarded in 2000 a $152,500 bonus in the form of a combination of cash and stock for his efforts in assisting the Company to restructure its business and pursue its new strategy in the latter part of 1999 and 2000, until his resignation effective September 15, 2000. No other bonuses were paid to executive officers in 2000.

Long-Term Incentives

     Long-term incentives are designed to focus the efforts of executive officers on the long-term goals of the Company and to maximize total return to the stockholders of the Company. In the past, the Stock Option and Compensation Committee has relied primarily on stock option awards to provide long-term incentive opportunities. Stock options align the interest of executive officers with the stockholders of the Company by providing value to the executive officers through stock price appreciation only. Stock options issued by the Company generally have a ten-year term before expiration, are exercisable over a number of years from the date of grant, and executives must be employed by the Company at the time of vesting in order to exercise the options. The Compensation Committee believes that dependence on stock options for a portion of executives' compensation more closely aligns such executives' interests with those of the Company's stockholders, since the ultimate value of such compensation is linked directly to stock price.

     On December 30, 1999 Mr. Gerdes cancelled all of his outstanding stock options to make such options available for grant to other key employees. The Compensation Committee believes that Mr. Gerdes long-term incentives are adequate given his level of ownership interest in the company.

Fiscal Year 2000 Actions

     The compensation for the Chief Executive Officer for fiscal 2000 was determined in the manner described above and no particular quantitative measures were used by the Stock Option and Compensation Committee in determining his compensation except as so described.

     The Stock Option and Compensation Committee continually evaluates the Company's compensation policies and procedures with respect to executives. Although the Stock Option and Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of the Company's stockholders and with Company performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.

Walter S. Huff, Jr.
Charles E. Thoele
B. Frederick Becker

                     STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth on the following page is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Composite Index and the Nasdaq Health Services Index for the period commencing on December 31, 1995 and ending December 31, 2000. The graph assumes that the value of the investment in the
Company's Common Stock in each index was $100 on December 31, 1995.   The
Company has not paid any cash dividends on Common Stock.

               Comparison of Five-Year Cumulative Total Returns
                            Performance Graph for
                           Transcend Services, Inc.

              Produced on 04/09/2001 including data to 12/29/2000


                                    [GRAPH]

                                                 Legend

Symbol         CRSP Total Return Index for:            12/1995   12/1996   12/1997   12/1998   12/1999   12/2000
------         ----------------------------            -------   -------   -------   -------   -------   -------
_________  []  Transcend Services, Inc.                 100.0      9l.3      42.9      33.7      12.0       4.8
---- ----  *   Nasdaq Stock Market (US Companies)       100.0     123.0     150.7     212.5     394.8     237.4
---------  .   Nasdaq Health Services Stocks            100.0      99.9     102.5      86.9      69.9      95.9
               SIC 8000-8099 US & Foreign

Notes:
     A. The lines represent monthly index levels derived horn compounded daily returns that include all dividends.
     B. The indexes are reweighted daily using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 12/29/1995.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 17, 2000, Larry G. Gerdes and Walter S. Huff, Jr. (the "Guarantors") personally guaranteed the repayment of borrowings, if any, under the Company's $750,000 line of credit (the "LOC") with Bank of America, N.A. (the "Bank"). The LOC bears interest at the Bank's prime rate minus one-half percent and matures on November 20, 2001. On March 30, 2001, The Company and the Guarantors increased the LOC to $1,500,000 and extended the maturity date to March 31, 2002 under the same terms and conditions.

                           PROPOSALS BY STOCKHOLDERS

     Proposals by stockholders intended to be presented at the 2002 Transcend annual meeting (to be held in the Spring of 2002) must be forwarded in writing and received at the principal executive office of Transcend no later than December 14, 2001 directed to the attention of the Secretary, for consideration for inclusion in the Transcend's proxy statement for the annual meeting of
stockholders to be held in 2002.   Any such proposals must comply in all
respects with the rules and regulations of the Securities and Exchange
Commission.

     In connection with the Company's Annual Meeting of Shareholders to be held in 2002, if the Company does not receive notice of a matter or proposal to be considered by February 7, 2002; then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is properly raised at the Annual Meeting and put to a vote.

             SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, Directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its Directors, officers and greater than 10% stockholders were complied with.

     Although it is not the Company's obligation to make filings pursuant to
Section 16 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report monthly to the Secretary of the Company as to whether any transactions in the Company's securities occurred during the previous month.

                          ANNUAL REPORT ON FORM 10-K

     Additional information concerning the Company, including financial statements of the Company, is provided in the Company's Form 10-K for the fiscal year ended December 31, 2000, which accompanies this report. Exhibits filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, are available to stockholders who make written request to the Company's Secretary, 945 East Paces Ferry Rd., Suite 1475, Atlanta, Georgia 30326.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. If any other matter should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment of what is in the best interests of the Company.

                                   By Order of the Board of Directors

                                   /s/ Donald L. Lucas
                                   Donald L. Lucas, Chairman of the Board

Atlanta, Georgia
April 13, 2001

                                                                      APPENDIX A


                TRANSCEND SERVICES, INC. 2001 STOCK OPTION PLAN
                -----------------------------------------------
                         (Effective as of May 8, 2001)

                                   ARTICLE I

                                    PURPOSE
                                    -------

     1.1 The Transcend Services, Inc. 2001 Stock Option Plan is intended to advance the interests of Transcend Services, Inc., its shareholders and its subsidiaries, if any, by attracting, retaining and stimulating the performance of directors, officers, employees, consultants and advisors of the Company of high caliber and potential upon whose judgment, initiative and effort Transcend Services, Inc. is largely dependent for the successful conduct of its business, and to encourage and enable such directors, officers, employees, consultants and advisors to acquire and retain a proprietary interest in Transcend Services, Inc. by ownership of its stock. Options granted may, if so intended by the Committee (as hereafter defined), be designed to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.


                                  ARTICLE II

                                  DEFINITIONS

     2.1  "Board" means the Board of Directors of the Company.

     2.2  "Code" means the Internal Revenue Code of 1986, as amended.

     2.3 "Common Stock" means the Company's Common Stock, par value $.05 per share.

     2.4 "Committee" means the Stock Option and Compensation Committee appointed by the Board of Directors. The Committee shall be comprised of not less than two members appointed by the Board of Directors of the Company from among its members, each of whom qualifies as a "Non-Employee Director" as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor regulation.

     2.5  "Company" means Transcend Services, Inc., a Delaware corporation.

     2.6 "Director" means a member of the Company's Board of Directors duly elected by the shareholders of the Company.

     2.7 "Fair Market Value" shall mean the most recent closing price of the Company's Common Stock, as quoted by the Nasdaq SmallCap Market (or other nationally recognized quotation service). If the Company's Common Stock is not traded on Nasdaq but is registered on a national securities exchange, "Fair Market Value" shall mean the closing sales price of the Company's Common Stock on such national securities exchange. If the Company's shares of Common Stock are not traded on a national securities exchange or through any other nationally recognized quotation service, then "Fair Market Value" shall mean the fair market value of the Company's Common Stock as determined by the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, as the Committee shall in its discretion select and apply at the time of the grant of the option concerned.

     2.8 "Incentive Stock Option" means a stock option granted under the Plan which is intended to meet the requirements of Section 422 of the Code or any similar provision thereto.

     2.9 "Nonqualified Stock Option" means a stock option granted under the Plan which is not an Incentive Stock Option.

     2.10  "Option" means a Nonqualified Stock Option or an Incentive Stock
           Option.

     2.11 "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

     2.12  "Plan" means this Transcend Services, Inc. 2001 Stock Option Plan.

     2.13 "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee is granted an Option.

     2.14 "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 424(f) of the Code.

                                  ARTICLE III

                                EFFECTIVE DATE

     The effective date of the Plan (the "Effective Date") shall be the date the Plan is approved by shareholders of the Company, following adoption of the Plan by the Board of Directors. The Plan must be approved by the affirmative vote of not less than a majority of the shares present and voting at a meeting at which a quorum is present, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. No Options shall be granted prior to the Effective Date.

                                  ARTICLE IV

                                 PARTICIPANTS
                                 ------------

     Options may be granted under the Plan to any person who is or who agrees to become a Director, officer or employee of the Company or any of its Subsidiaries, or a consultant, advisor or other person providing services to the Company. An employee may be a member of the Board of Directors of the Company or of any Subsidiary, but no member of the Board of Directors shall be considered an employee solely by reason of his membership on such Board of Directors. The Committee may grant options to such persons in accordance with such determinations as the Committee from time to time in its sole discretion may make. A member of the Committee shall not act on any determination to grant an Option to such member and any such determination shall be made by the other member or members of the Committee.

                                   ARTICLE V

                                ADMINISTRATION

     5.1  Committee.  The Plan shall be administered by the Committee.  Subject
          ---------
to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible Directors, officers, employees, advisors, consultants and other persons providing services to the Company, those to whom and the time or times at which Options may be granted and the number of shares of Common Stock to be subject to each Option. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusive and binding for all purposes and upon all persons.

     5.2  Majority Rule. A majority of the members of the Committee (or, if less
          -------------
than three, all of the members) shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

     5.3  Company Assistance. The Company shall supply full and timely
          ------------------
information to the Committee on all matters relating to eligible Directors, officers, employees, consultants and advisors, their employment or engagement, death, retirement, disability or other termination of employment or engagement, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                  ARTICLE VI

                        SHARES OF STOCK SUBJECT TO PLAN
                        -------------------------------

     6.1  Limitations.  Subject to adjustment pursuant to the provisions of
          -----------
Section 6.3 hereof, the number of shares of Common Stock which may be issued and sold hereunder shall be Four Hundred Thousand (400,000) shares of Common Stock. Such shares may be either authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan.

     6.2  Options Granted Under the Plan.  Shares of Common Stock with respect
          ------------------------------
to which an Option granted hereunder shall have been exercised shall not again be available for the grant of an Option hereunder. If an Option granted hereunder shall terminate for any reason (including, without limitation, the surrender of the Option by the Optionee in connection with the grant of a new Option on the same or different terms or the expiration of the Option for any reason) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

     6.3  Recapitalization.  In the event that dividends are payable in Common
          ----------------
Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the number of shares of Common Stock available under the Plan shall be increased or decreased proportionately, as the case may be, and the number and Option exercise price of shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, as determined to be proper and appropriate by the Committee.

     6.4  Reorganization.  In case the Company is merged or consolidated with
          --------------
another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the assumption of such Options by the merged, consolidated or otherwise reorganized corporation or by the substitution on an equitable basis of appropriate options of the merged, consolidated or otherwise reorganized corporation, in each case, so that the excess of the aggregate fair market value of the shares subject to option immediately after such assumption or substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such assumption or substitution over the purchase price thereof and, with respect to Incentive Stock Options, to the extent reasonably practicable, so that such assumed or substituted Options will otherwise meet the applicable requirements for qualification as incentive stock options under the Code or (ii) upon written notice to the Optionee provide that all or any portion of the Option (whether or not previously exercisable or vested) may be exercised within thirty (30) days of the date of such notice, and to the extent not exercised, such Option will be terminated. If any adjustment under this Section 6.4 would create a fractional share of Stock or a right to acquire a fractional share, such shall be disregarded and the number of shares of Stock available under the Plan and the number of Shares covered under any Options previously granted pursuant to the Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section
6.4 by the Board of Directors shall be conclusive and binding on all affected persons.

                                  ARTICLE VII

                                    OPTIONS
                                    -------

     7.1  Option Grant and Agreement.  Each Option granted hereunder shall be
          --------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant of the Option and executed by the Company and the Optionee. Each Option granted by the Committee shall be designated by the Committee as an Incentive Stock Option or a Nonqualified Stock Option and, once granted, may not be amended to be the other kind of Option unless such amendment shall cause the provisions of the Option to conform to the requirements of this Plan in respect to the other kind of Option. Only officers and employees are eligible to receive Incentive Stock Options. Non-employee Directors, consultants and advisors are not eligible to receive Incentive Stock Options. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan. Nothing in this Plan shall preclude the Committee from issuing or agreeing to issue new Options to any holder upon the condition that all or any portion of such holder's then outstanding Options be surrendered for cancellation regardless of whether the exercise price of such new Options is higher or lower than, or the other terms different from, the surrendered Options.

     7.2  Option Price. The per share Option price of the Common Stock subject
          ------------
to each Option shall be determined by the Committee, provided that the per share price shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

     7.3  Option Period. Options may be granted at any time after the Effective
          -------------
Date of the Plan and prior to the termination of the Plan, provided that no Incentive Stock Option may be granted at any time more than ten years after the date of approval of the Plan by the shareholders. The period for the exercise of each Option shall be determined by the Committee, provided, however, that (i)
                                                  --------  -------
except as otherwise expressly provided in this Plan, the Committee may, in its discretion, accelerate the exercise dates thereunder, upon sixty (60) days' written notice given to the Optionee and (ii) the period during which each Option may be exercised shall expire not later than ten years from the date such Option is granted, provided that Incentive Stock Options granted to a "10-percent owner" (as defined in Article VIII) must be exercised within five years from the date thereof.

     7.4  Option Exercise. Options may be exercised in whole or in part at any
          ---------------
time within the period permitted, with respect to whole shares only, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option price for the number of shares of the Common Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, Optionee shall pay to the Company or any Subsidiary in cash or in Common Stock of the Company, the full amount, if any, that the Company or any Subsidiary is required to withhold or pay under federal or state law with respect to the exercise of the Option. Alternatively, the number of shares delivered by the Company upon exercise of the Option shall be appropriately reduced to reimburse the Company or the Subsidiary for such payment.

     7.5  Payment. The purchase price for shares of Common Stock purchased upon
          -------
exercise of Options shall be paid (i) in cash; (ii) in shares of Common Stock of the Company (not subject to limitations on transfer) valued at the Fair Market Value of such shares on the date of exercise, or a combination of cash and such Common Stock; provided that any shares of Common Stock tendered for payment shall have been owned for a period of six months or such other period as in the opinion of the Committee shall be sufficient for such shares to be considered "mature" shares for purposes of accounting for the transaction; (iii) if the Option Agreement so specifies, and subject to such rules as may be established by the Committee, through a so-called "cashless exercise" procedure with a designated broker.

     7.6  Nontransferability of Option. No Option shall be transferred by an
          ----------------------------
Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by him, or, in the case of an Optionee who is mentally incapacitated, the Option shall be exercisable by his guardian or legal representative. Notwithstanding the above, the Committee, in its sole discretion, may allow for the limited transfer of a Nonqualified Stock Option to family members of the Optionee, or a trust benefiting such family members, for estate planning purposes.

     7.7  Effect of Death or Other Termination of Employment or Engagement.
          ----------------------------------------------------------------

          (a) If, prior to the date thirty (30) days following the date of grant of an Option (or such longer time as may be established by the Committee), an Optionee's employment with the Company or a Subsidiary or engagement by the Company or a Subsidiary as a Director, consultant or advisor shall be terminated for any reason, including by any act of the Optionee, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease.

          (b) Subject to section (a) of this Section 7.7, if an Optionee's employment with or engagement as a Director, consultant or advisor by the Company or its Subsidiaries shall be terminated for any reason other than death, permanent and total disability, for Serious Misconduct, or, in the event of a Nonqualified Stock Option, retirement, the Optionee shall have the right, during the period ending thirty (30) days (or such longer time as may be established by the Committee on or after the date of grant, but not to exceed three months in the case of an Incentive Stock Option) after such termination, to exercise such Option to the extent that it was exercisable at the date of such termination of employment or engagement and shall not have been exercised.

          (c) Subject to section (a) of this Section 7.7, if an Optionee's employment with or engagement as a Director, consultant or advisor by the Company or its Subsidiaries shall be terminated due to the death of the Optionee, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending one year after the date of the Optionee's death, to exercise the Optionee's Option to the extent that it was exercisable at the date of Optionee's death and shall not have been exercised; provided, however, such time period may be shortened in
                     --------  -------
accordance with the provisions of Section 7.3 if a shortened exercise period is applied to Optionee in general.

          (d) Subject to section (a) of this Section 7.7, if an Optionee's employment with or engagement as a Director, consultant or advisor by the Company or its Subsidiaries shall be terminated due to the Optionee becoming permanently and totally disabled or, with respect to a Nonqualified Stock Option, due to the retirement of the Optionee, the Optionee (or in the case of an Optionee who is mentally incapacitated, his guardian or legal representative) shall have the right, during the period ending one year after the date of termination of employment or engagement by retirement or disability, to exercise such Option to the extent that it was exercisable at the date of termination of employment or engagement by retirement or disability and shall not have been exercised; provided, however, such time period may be shortened in accordance
           --------  -------
with the provisions of Section 7.3 if a shortened exercise period is applied to Optionee in general.

          (e) If an Optionee's employment with or engagement by the Company or its Subsidiaries shall be terminated by the Company or any Subsidiary for Serious Misconduct, the Optionee's right to exercise such Option shall immediately terminate and all rights thereunder shall cease. For purposes of this Plan, the term "Serious Misconduct" shall include, but not be limited to, embezzlement or misappropriation of corporate funds, other acts of dishonesty, significant activities harmful to the reputation of the Company or the Subsidiaries, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to the Optionee, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or the Subsidiaries.

           (f) No transfer of an Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferees or transferees of the terms and conditions of such Option.

     7.8   Rights as Shareholder. An Optionee or a transferee of an Option shall
           ---------------------
have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Options as provided herein. Nothing contained herein or in the Stock Option Agreement shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

     7.9   Dividend or Distribution Equivalents. The Committee, in its sole
           ------------------------------------
discretion, may provide that an Optionee shall be entitled to receive a payment in cash, stock, rights, warrants, assets or other securities from the Company, as and when cash dividends or other distributions of stock, rights, warrants, assets or other securities are payable or distributed to the holders of the Common Stock of the Company, in the amount equal to the cash dividend or distribution which would be paid to said Optionee in respect of all shares subject to such Options were such Optionee the holder of such shares on the record date for such cash dividend or distribution.

     7.10  Notice of Disqualifying Disposition. Each Incentive Stock Option
           -----------------------------------
granted under the Plan shall provide that the employee receiving such Incentive Stock Option shall notify the Company, in writing, to the attention of the Chief Financial Officer, in the event that, prior to the later of two years after the date of grant of such Incentive Stock Option or one year after the transfer of any Common Stock to him pursuant to such Option, he shall dispose of all or any portion of such Common Stock, such notice to state the date of disposition, the nature of the disposition and the price, if any, received for the Common Stock.

                                 ARTICLE VIII

                              TEN PERCENT OWNERS
                              ------------------

     Notwithstanding any other provisions of this Plan, the following terms and conditions shall apply to Incentive Stock Options granted hereunder to a "10-percent owner." For this purpose, a "10-percent owner" shall mean an Optionee who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary. With respect to a 10-percent owner:

           (a) The price at which shares of stock may be purchased under an Incentive Stock Option granted pursuant to this Plan shall not be less than 110 percent of the Fair Market Value of the Common Stock on the date of grant of the Option; and

           (b) The period during which any such Incentive Stock Option may be exercised, to be fixed by the Committee in the manner described in Section 7.3, above, shall expire not later than five (5) years from the date the Incentive Stock Option is granted.

                                  ARTICLE IX

                                 ANNUAL LIMITS
                                 -------------

     The aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of shares with respect to which Incentive Stock Options are initially exercisable by the holder thereof, in any calendar year (under all incentive stock option plans of the Company or its Subsidiaries) shall not exceed $100,000. Any excess over such amount shall be deemed to be related to and part of a Nonqualified Stock Option.

                                   ARTICLE X

                          OTHER TERMS AND CONDITIONS

     Any Incentive Stock Options granted hereunder shall contain such and additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall constitute such Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and lawful regulations thereunder.

                                  ARTICLE XI

                              STOCK CERTIFICATES
                              ------------------

     11.1  Conditions.  The Company shall not be required to issue or deliver
           ----------
any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

           (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, or the receipt of a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, which the Committee shall in its sole discretion deem necessary or advisable;

           (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

           (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience; and

           (d) Satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities.

     11.2  Legends. The Company reserves the right to legend any certificate for
           -------
shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                                  ARTICLE XII

               TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN
               ------------------------------------------------

     The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no such action shall impair the rights of any
          --------  -------
holder of an Option theretofore granted; and further provided, that (unless and until such time as shareholder approval is no longer required under the Security Exchange Act of 1934, applicable exchange listing requirements or Nasdaq requirements and applicable corporate law) no such action of the Board without approval of the shareholders of the Company may:

           (a) Increase the total number of shares of Common Stock subject to the Plan, except as contemplated in Section 6.3 hereof;

           (b)  Change the manner of determining the Option price; or

           (c) Change the class of people eligible to receive Incentive Stock Options; provided, further, that, except to the extent otherwise permitted in
         --------  -------
Section 7.3, no termination, amendment, or modification of the Plan shall in any manner affect any option theretofore granted under the Plan without the consent of the Optionee or transferee of the Option, shall extend the maximum period during which Options may be exercised, or withdraw the administration of the Plan from the Committee or the Board.

                                 ARTICLE XIII

                                 MISCELLANEOUS
                                 -------------

     13.1  Employment or Engagement.  Nothing in the Plan or in any Option
           ------------------------
granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any director, officer, employee, advisor or consultant the right to continue as such with the Company or any Subsidiary.

     13.2  Other Compensation Plans. The adoption of the Plan shall not affect
           ------------------------
any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     13.3  Plan Binding on Successors. The Plan shall be binding upon the
           --------------------------
Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

     13.4  Singular, Plural; Gender. Whenever used herein, nouns in the singular
           ------------------------
shall include the plural, and the masculine pronoun shall include the feminine gender.

     13.5  Headings, etc., Not Part of Plan. Headings of Articles and Sections
           --------------------------------
hereof are inserted for convenience and reference; they constitute no part of the Plan.

     13.6  Compliance With Laws. The Plan, the grant and exercise of Options
           --------------------
hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules, and regulations, including, but not limited to, those of the United States and its states, and to such approvals by any government or regulatory agency as may be required.

     13.7  Governing Law. This Plan shall be construed and interpreted in
           -------------
accordance with and governed by Georgia law, to the extent such construction and interpretation does not adversely affect the treatment of any Option as an Incentive Stock Option under the Code.

                                                                      APPENDIX B

                           TRANSCEND SERVICES, INC.
                            AUDIT COMMITTEE CHARTER


ORGANIZATION

     The Audit Committee of Transcend Services, Inc. (the "Corporation") shall be composed of at least three members of the Board of Directors of the Corporation (the "Board"), each of whom is outside of the management of the Corporation and is free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member. In accordance with the requirements of the National Association of Securities Dealers, Inc. (the "NASD"), each member of the Audit Committee must have a minimum level of financial literacy, and one member must have accounting or financial management experience resulting in the individual's financial sophistication. The Audit Committee shall annually elect from among its members a Chairman, who shall preside over meetings of the Audit Committee.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to the Corporation's accounting and financial reporting practices, and the quality and integrity of the Corporation's financial statements.

RESPONSIBILITIES

     In furtherance of the policy of the Audit Committee, it will be the responsibility of the Audit Committee to:

 .    Maintain free and open means of communication among Board members, the outside auditors, the internal auditors and the financial management of the Corporation.

 .    Select and appoint the outside auditors, which firm is ultimately accountable to the Audit Committee and the Board.

 .    Evaluate the performance of the outside auditors and, if the Audit
     Committee deems it to be in the best interests of the Corporation, replace the outside auditors.

 .    Confirm and assure the independence of the outside auditors, and in connection therewith, review the fees paid to the outside auditors for both audit and non-audit services.

 .    Obtain, annually, a formal written statement from the outside auditors consistent with Independence Standards Board Standard No. 1, delineating relationships between the outside auditors and the Corporation, and actively engage in dialogue with the outside auditors regarding matters that might reasonably be expected to affect their independence.

 .    Meet with the outside auditors and financial management of the Corporation during the fourth quarter of the fiscal year to review the scope of the proposed annual audit and the audit procedures to be utilized. This meeting will include the attendance of the Chairman of the Committee only.

 .    Discuss with the outside auditors the matters required to be discussed by
     Statement on Auditing Standards No. 61 relating to the conduct of the audit.

 .    Review, with the outside auditors and the Corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

 .    Review with management and the outside auditors:

          - the Corporation's annual financial statements and related footnotes, prior to filing by the Corporation of the Form 10-K with the Securities and Exchange Commission;

          - the outside auditors' annual audit of the financial statements and their report thereon prior to the issuance of such report;

          - any problems or difficulties the outside auditors may have encountered and any management letter provided by the outside auditors and the Corporation's response to any such letter;

          - any significant changes to the Corporation's auditing and accounting principles and practices suggested by the Corporation's outside auditors or by management; and

          - at periodic meetings with management, the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

 .    Provide sufficient opportunity for the outside auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the outside auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the outside auditors received during the course of the audit.

 .    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

 .    Ensure that the outside auditors conduct a review in accordance with
     Statement on Auditing Standards No. 71 prior to each filing of the Corporation's Form 10-Q with the Securities and Exchange Commission.

 .    Prepare the report of the Audit Committee required pursuant to the rules promulgated by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

 .    Ensure that the Chairman of the Audit Committee, and other members of the
     Committee if considered necessary, reviews with the Chief Financial Officer and other members of management any proposed release of significant financial information by the Corporation to the public.

 .    Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board, and make such recommendations to the Board as the Audit Committee may deem appropriate.

 .    Review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any proposed changes to the Board for adoption.

In addition, the Audit Committee will perform such other functions as assigned by law, NASD rules, the Corporation's charter or bylaws, or the Board.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to specifically plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditors, or to assure compliance with laws and regulations or rules of the NASD.

     PROXY SOLICITED BY THE BOARD OF DIRECTORS OF TRANSCEND SERVICES, INC.
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2001

    The undersigned hereby appoints Thomas C. Binion and Jeffrey L. Shelton, or either or them, with full power of substitution as proxies and attorneys-in-fact, to represent and vote, as designated on the reverse hereof, the common stock of the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 8, 2001, at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-5392 at 10:00 a.m. local time and at any adjournment thereof, on the matters set forth below:

1. To elect four directors for a term of one year and until their successors are elected and qualified:

   [_] FOR all Nominees listed below (except as instructed below).
       Joseph P. Clayton, Larry G. Gerdes, Walter S. Huff, Jr., and Charles E. Thoele

   [_] WITHHOLD AUTHORITY to vote for those Nominees listed below

--------------------------------------------------------------------------------

2. To approve the Transcend Services, Inc. 2001 Stock Option Plan.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

3. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the year ending December 31, 2001.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

4. In their discretion, upon such other matter or matters as may properly come before the meeting or any adjournments or postponements thereof.

    The Board of Directors recommends a vote FOR each of the above proposals.

    THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THE DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THAT MEETING.


                                           ____________________________________
                                           Signature of Stockholder

                                           ____________________________________
                                           Signature of Stockholder

                                           Dated: _____________________________

                                           Important: Sign exactly as your
                                           name appears above. Give full title
                                           of executor, administrator,
                                           trustee, guardian, etc. Joint
                                           owners should each sign personally.